Convertible debentures	12 Months Ended
Oct. 31, 2023
Convertible debentures
Convertible debentures
16.	Convertible debentures

As at October 31	2023	2022
	$	$
Convertible debentures, beginning of period	7,466	8,163
Loss on extinguishment and modifications	-	354
Conversion of debenture into equity	-	108
Gain (loss) on debenture	(505)	-
Repayment of debt	-	(2,794)
Accretion on convertible debentures	1,747	1,635
Total	8,708	7,466
Less current portion	(8,708)	(2,696)
Long-term	-	4,770

(i)	On November 28, 2018, the Company entered into an agreement for a brokered private placement for the sale of up to 20,000 unsecured convertible debentures of the Company, at a price of $1 per debenture for gross proceeds of up to $20,000. The debentures bear interest at a rate of 8.5% per annum, payable on the last business day of each calendar quarter. The debentures are convertible to common shares of the Company at a price of $0.75 pre-consolidation ($11.25 post-consolidation) per common share and mature two years from the closing of the offering. The first closing occurred on December 13, 2018 issuing 11,330 debentures at a price of $1 per debenture for gross proceeds of $11,330. The Company incurred $618 in issue costs in relation to the first closing which included the 504,733 broker warrants valued at $93 using Black-Scholes model. Each broker warrant is exercisable for one common share of the Company at a price of $0.75 per share until December 11, 2020. Management calculated the fair value of the liability component as $8,907 using a discount rate of 22%, with the residual amount of $2,422 net of deferred tax of $654 being allocated to the conversion feature recorded in equity. The Company incurred $618 in debt issuance cost, $486 was allocated to debt component and the remaining $132 to the equity.

On July 24, 2020, the Company entered into a debt restructuring agreement of $10,808 of the Company’s outstanding debt held by a key industry investor under an 8.5% senior unsecured convertible debenture issued in December 2018. The Company agreed to pay to the key investor certain structured installment payments over a period of over approximately three years, beginning on November 1, 2021, the parties have agreed to amend the original debenture into a secured convertible debenture of the Company in the principal amount equal to the $10,808 (the “Deferred Amount “). The Structured Payments, which start in November 2021, will be credited toward the Deferred Amount. As part of the Debt Restructuring, the parties have also (i) extended the maturity date of the amended debenture to January 1, 2025, (ii) amended the conversion price such that the Deferred Amount is convertible into common shares of High Tide (“HITI Shares“) at a conversion price of $0.425 pre-consolidation ($6.375 post-consolidation) per HITI Share, and (iii) amended the interest provisions such that the Deferred Amount will not bear any interest until maturity, with the portion of the Deferred Amount outstanding on maturity bearing interest on and from the maturity date at a rate of 8.5% per annum. Upon extinguishment of the original debenture $1,445 conversion option was moved to contributed surplus. Management calculated the fair value of the liability component as $5,069 using a discount rate of 22% along with forecasted scheduled payments, with the residual amount of $1,072 net of deferred tax of $247 being allocated to equity. For the year ended October 31, 2020 the Company recognized $3,808 as a gain on extinguishment of debenture. During the year ended October 31, 2023, the Company made no repayments (2022: $1,340) and recognized a loss of nil (2022: $222) in the statement of loss and comprehensive loss. As of October 31, 2023, the Convertible debenture balance is $8,708 (2022: $7,466).

During the year, the convertible debentures were subject to revaluation due to a change in future payments. The revaluation resulted in a gain of $505 (2022: nil).